EXHIBIT 24.2

              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the use in this registration statement on Form SB-2 of our report dated February 12, 1999 on the financial statements of Global Water Technologies, Inc., and to references in the prospectus to our firm as experts in accounting and auditing.

                                              /s/ Comiskey & Company
                                            PROFESSIONAL CORPORATION

Denver, Colorado
October 27, 1999